Exhibit 99.1

Barnwell Industries Highlights Reliable Canadian Oil
Production Amid Global Energy Volatility

HOUSTON, TX, March 4, 2026 — Barnwell Industries, Inc. (NYSE American: BRN) (“Barnwell” or the “Company”) today is highlighting key operational results from its recently filed first quarter fiscal year 2026 Quarterly Report on Form 10-Q, underscoring the continued performance and reliability of the Company’s Canadian oil production during the winter operating season.

Barnwell produces crude oil from its interests in the Twining oil field in Alberta, Canada, a stable and well-established energy jurisdiction located adjacent to the world’s largest crude oil consuming market. Despite the challenges commonly associated with winter operations in Western Canada, the Company reported minimal operational disruptions during the quarter and continued steady production from its assets.

During the quarter, Barnwell produced from its Canadian properties approximately 35,000 barrels of oil, 10,000 barrels of NGLs, and 250,000 thousand cubic feet of natural gas, reflecting a total of 86,667 barrels of oil equivalent (“BOEs”) or approximately 950 BOEs per day, reflecting the continued performance of the Twining field and the resilience of the Company’s operating partners and infrastructure.

“As global energy markets continue to evolve, reliable oil production in politically stable jurisdictions has become increasingly important,” said Philip Patman, Jr, Chief Financial Officer of Barnwell Industries. “Our assets in Alberta provide exposure to long-life conventional production in one of the most secure energy regions in the world.”

The Company noted that Western Canadian oil production remains strategically positioned to supply North American markets, particularly as global supply dynamics continue to tighten and geopolitical risks increase in other producing regions.

Barnwell continues to focus on maximizing the value of its energy assets while maintaining disciplined operational oversight and capital allocation.

Additional details regarding Barnwell’s financial results and operations can be found in the Company’s Quarterly Report on Form 10-Q recently filed with the Securities and Exchange Commission.

About Barnwell Industries, Inc.

Barnwell Industries, Inc. (NYSE: BRN) is a diversified company with operations and interests in energy and related assets. The Company is focused on disciplined capital allocation, operational excellence, and high-return growth opportunities.

Forward-Looking Statements

Certain information contained in this press release contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current beliefs and expectations of our board and management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, include various estimates, forecasts, projections of Barnwell’s future performance, and statements of Barnwell’s plans and objectives. Forward-looking statements include phrases such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates,” “assumes,” “projects,” “may,” “will,” “will be,” “should,” or similar expressions. Although Barnwell believes that its current expectations are based on reasonable assumptions, it cannot assure that the expectations contained in such forward-looking statements will be achieved. Any or all of the forward-looking statements may turn out to be incorrect or be affected by inaccurate assumptions Barnwell might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including risks related to our ability to execute on our strategy and business plan and the other risks forth in the “Forward-Looking Statements,” “Risk Factors” and other sections of Barnwell’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 (as amended on Form-10-K/A filed on January 27, 2025) and Barnwell’s other filings with the Securities and Exchange Commission. Investors should not place undue reliance on the forward-looking statements contained in this press release, as they speak only as of the date of this press release, and Barnwell expressly disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statements contained herein.

COMPANY:	Barnwell Industries, Inc.
24 Greenway Plaza, Suite 1800Q
Houston, Texas 77046
Telephone +1 (713) 730-7026
Website: www.brninc.com

CONTACT:	Philip F. Patman, Jr.
Chief Financial Officer and Treasurer
Email: ppatman@brninc.com